Exhibit 10.5

FIRST SUPPLEMENTAL INDENTURE

FIRST SUPPLEMENTAL INDENTURE (this “First Supplemental Indenture”), dated as of June 14, 2010, among the entities set forth on Schedule 1 hereto (collectively, the “Guaranteeing Subsidiaries”),  Niska Gas Storage US, LLC (“Niska U.S.”), Niska Gas Storage US Finance Corp. (“U.S. Finco,” and, together with Niska U.S., the “U.S. Issuers”), Niska Gas Storage Canada ULC (“Niska Canada”), Niska Gas Storage Canada Finance Corp. (“Canadian Finco,” and, together with Niska Canada, the “Canadian Issuers,” and together with the U.S. Issuers, the “Issuers”), the other Guarantors (as defined in the Indenture referred to herein) and The Bank of New York Mellon, as trustee under the Indenture referred to below (the “Trustee”).

W I T N E S S E T H

WHEREAS, the Issuers have heretofore executed and delivered to the Trustee an indenture (the “Indenture”), dated as of March 5, 2010 providing for the issuance of $800,000,000 aggregate principal amount of Units (each a “Unit” and, collectively, the “Units”), each $1,000 of Units consisting of $218.75 principal amount of 8.875% Senior Notes due 2018 (the “U.S. Notes”) of the U.S. Issuers and $781.25 principal amount of 8.875% Senior Notes due 2018 (the “Canadian Notes” and, together with the U.S. Notes, the “Notes”) of the Canadian Issuers;

WHEREAS, the Indenture provides that under certain circumstances the Guaranteeing Subsidiaries shall execute and deliver to the Trustee a supplemental indenture pursuant to which the Guaranteeing Subsidiaries shall unconditionally guarantee all of the U.S. Issuers’ and Canadian Issuers’ Obligations under the U.S. Notes and the Canadian Notes and the Indenture on the terms and conditions set forth herein (the “Note Guarantee”);

WHEREAS, pursuant to Section 9.01(1) of the Indenture the Issuers, Guarantors and the Trustee may amend or supplement the Indenture to cure any ambiguity, defect or inconsistency and the Issuers, the Guarantors and the Trustee desire to amend Section 4.04(a) of the Indenture to cure a defect therein with respect to the last day of the Issuers’ fiscal year, which is March 31 and not December 31; and

WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee is authorized to execute and deliver this First Supplemental Indenture.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Issuers, the Guaranteeing Subsidiaries, the other Guarantors and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

1.             CAPITALIZED TERMS.  Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

2.             AGREEMENT TO GUARANTEE.  The Guaranteeing Subsidiaries hereby agree to provide an unconditional Guarantee on the terms and subject to the conditions set forth in the Note Guarantee and in the Indenture including but not limited to Article 10 thereof.

3.             NO RECOURSE AGAINST OTHERS.  No past, present or future director, officer, employee, incorporator or stockholder or agent of the Issuers or any Guarantor, as such, shall have any liability for any obligations of an Issuer or the Guarantors under the Notes, the Indenture, this First Supplemental Indenture, the Note Guarantees or any supplemental indenture for any claim based on, in respect of, or by reason of, such obligations or their creation, except for any liability of a stockholder of any Issuer or Guarantor which is an unlimited liability company that may arise under applicable law governing such unlimited liability company.  Each Holder by accepting a Note waives and releases all such liability.  The waiver and release are part of the consideration for issuance of the Notes. The waiver may not be effective to waive liabilities under the federal securities laws.

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4.             AMENDMENT OF SECTION 4.04(a).  Section 4.04(a) of the Indenture is amended by deleting from such Section the phrase “beginning with the fiscal year ending December 31, 2010” and replacing said aforementioned phrase with “beginning with the fiscal year ending March 31, 2010”.

5.             NEW YORK LAW TO GOVERN. THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS FIRST SUPPLEMENTAL INDENTURE WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

6.             COUNTERPARTS.  The parties may sign any number of copies of this First Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

7.             EFFECT OF HEADINGS.  The Section headings herein are for convenience only and shall not affect the construction hereof.

8.             THE TRUSTEE.  The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this First Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by each of the Guaranteeing Subsidiaries, the other Guarantors and the Issuers.

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IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed and attested, all as of the date first above written.

NISKA GAS STORAGE PARTNERS LLC

By:	/s/ Darin T. Olson
	Name:	Darin T. Olson
	Title:	Chief Financial Officer

NISKA US GP LLC

by Niska Gas Storage Partners LLC,
its general partner

By:	/s/ Darin T. Olson
	Name:	Darin T. Olson
	Title:	Chief Financial Officer

NISKA GAS STORAGE OPERATIONS LLC

by Niska Gas Storage Partners LLC,
its general partner

By:	/s/ Darin T. Olson
	Name:	Darin T. Olson
	Title:	Chief Financial Officer

NISKA PARTNERS COÖPERATIEF U.A.

By:	/s/ David Pope
	Name:	David Pope
	Title:	Managing Director A

By:	/s/ Kuan Yoe The
	Name:	Kuan Yoe The
	Title:	Managing Director B

NISKA HOLDCO ULC

By:	/s/ Darin T. Olson
	Name:	Darin T. Olson
	Title:	Chief Financial Officer

[First Supplemental Indenture]

NISKA GP ULC

By:	/s/ Darin T. Olson
	Name:	Darin T. Olson
	Title:	Chief Financial Officer

NISKA PARTNERS MANAGEMENT ULC

By:	/s/ Darin T. Olson
	Name:	Darin T. Olson
	Title:	Chief Financial Officer

NISKA GAS STORAGE US, LLC

By:	/s/ Darin T. Olson
	Name:	Darin T. Olson
	Title:	Chief Financial Officer

NISKA GAS STORAGE US FINANCE CORP.

By:	/s/ Darin T. Olson
	Name:	Darin T. Olson
	Title:	Chief Financial Officer

NISKA GAS STORAGE CANADA ULC

By:	/s/ Darin T. Olson
	Name:	Darin T. Olson
	Title:	Chief Financial Officer

NISKA GAS STORAGE CANADA FINANCE CORP.

By:	/s/ Darin T. Olson
	Name:	Darin T. Olson
	Title:	Chief Financial Officer

[First Supplemental Indenture]

AECO GAS STORAGE PARTNERSHIP,

by Niska Gas Storage Canada ULC,
its managing partner

By:	/s/ Darin T. Olson
	Name:	Darin T. Olson
	Title:	Chief Financial Officer

NISKA GAS STORAGE LLC

By:	/s/ Darin T. Olson
	Name:	Darin T. Olson
	Title:	Chief Financial Officer

WILD GOOSE STORAGE, LLC

By:	/s/ Darin T. Olson
	Name:	Darin T. Olson
	Title:	Chief Financial Officer

NISKA GAS TRANSPORT INC.

By:	/s/ Darin T. Olson
	Name:	Darin T. Olson
	Title:	Chief Financial Officer

SALT PLAINS STORAGE, LLC

By:	/s/ Darin T. Olson
	Name:	Darin T. Olson
	Title:	Chief Financial Officer

NISKA GP ALBERTA ULC

By:	/s/ Darin T. Olson
	Name:	Darin T. Olson
	Title:	Chief Financial Officer

[First Supplemental Indenture]

ENERSTREAM AGENCY SERVICES INC.

By:	/s/ Jason A. Dubchak
	Name:	Jason A. Dubchak
	Title:	Vice President, General Counsel & Corporate
Secretary

ACCESS GAS SERVICES INC.

By:	/s/ Jason A. Dubchak
	Name:	Jason A. Dubchak
	Title:	Vice President, General Counsel & Corporate
Secretary

ACCESS GAS SERVICES (ALBERTA) INC.

By:	/s/ Jason A. Dubchak
	Name:	Jason A. Dubchak
	Title:	Vice President, General Counsel & Corporate
Secretary

ACCESS GAS SERVICES (ONTARIO) INC.

By:	/s/ Jason A. Dubchak
	Name:	Jason A. Dubchak
	Title:	Vice President, General Counsel & Corporate
Secretary

NISKA GS HOLDINGS I, L.P.

By:	/s/ Darin T. Olson
	Name:	Darin T. Olson
	Title:	Chief Financial Officer

NISKA GS HOLDINGS II, L.P.

By:	/s/ Darin T. Olson
	Name:	Darin T. Olson
	Title:	Chief Financial Officer

[First Supplemental Indenture]

NISKA GAS STORAGE CANADA GP, LLC

By:	/s/ Darin T. Olson
	Name:	Darin T. Olson
	Title:	Chief Financial Officer

NISKA GAS STORAGE CANADA, L.P.

by Niska Gas Storage Canada GP, LLC,
its general partner

By:	/s/ Darin T. Olson
	Name:	Darin T. Olson
	Title:	Chief Financial Officer

[First Supplemental Indenture]

THE BANK OF NEW YORK MELLON, as Trustee

By:	/s/ Laurence J. O’Brien
	Name:	Laurence J. O’Brien
	Title:	Vice President

[First Supplemental Indenture]

SCHEDULE 1

Each of the entities listed below is party to the First Supplemental Indenture:

Name	Jurisdiction of Formation and Entity Type

NISKA GAS STORAGE PARTNERS LLC	Delaware limited liability company

NISKA US GP LLC	Delaware limited liability company

NISKA GAS STORAGE OPERATIONS LLC	Delaware limited liability company

NISKA PARTNERS COÖPERATIEF U.A.	Dutch cooperatief

NISKA HOLDCO ULC	Canadian unlimited liability corporation

NISKA GP ULC	Canadian unlimited liability corporation

NISKA PARTNERS MANAGEMENT ULC	Canadian unlimited liability corporation